Summary Prospectus | May 1, 2017
Unconstrained Bond Series
Class/Ticker: S/EXCPX I/MNCPX
This is the Summary Prospectus of the Unconstrained Bond Series - Class S and Class I Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The Series’ prospectus and statement of additional information, both dated May 1, 2017, as each may be amended or supplemented, are incorporated into this Summary Prospectus.
Investment Goal
The Series’ primary investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
Unconstrained Bond Series		CLASS I		CLASS S
Shareholder Fees (paid directly from your investment)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.45%		0.45%
Distribution and Service (12b-1) Fees		None		None
Other Expenses		0.05%		0.30%
Shareholder Services Fee	None		0.25%
Remainder of Other Expenses	0.05%		0.05%
Acquired Fund Fees and Expenses (AFFE)		0.01%		0.01%
Total Annual Fund Operating Expenses[1]		0.51%		0.76%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class I	$52	$164	$285	$640
Class S	$78	$243	$422	$942
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 56% of the average value of its portfolio.
Principal Investment Strategies
The Series will invest, under normal circumstances, at least 80% of its net assets in bonds and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to bonds. For purposes of this policy, bonds may include fixed income securities issued by U.S. and foreign corporations and governments, and pass-through securities. The corporate bonds may be issued by domestic corporations, foreign entities (e.g., yankee bonds), and/or supranational entities, such as the World Bank. Pass-through securities are generally issued by domestic entities (such as GNMA, FNMA, and FHLMC) and entitle the holders to a pro rata share of the cash flows generated by the instruments underlying the security (mortgages, credit card receivables, car loans, etc.).
The Series may invest up to 50% of its assets in below investment grade securities (also referred to as “high yield

Unconstrained Bond Series
bonds” or “junk bonds”) and may invest up to 50% of its assets in non-U.S. dollar denominated securities, including securities issued by companies located in emerging markets. The Series may invest portions of its assets in bank loans, which are, generally, non-investment grade floating rate investments, and preferred stock.
The Series may invest in interest rate futures (and options thereon) and interest rate swaps to manage its interest rate exposure, and may invest in credit default swaps and total return swaps to manage its exposure to certain instruments or markets. The Series may, but is not required to, invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.
The Series may purchase shares of ETFs, including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
The Series employs an absolute return investment approach, which means that it seeks to achieve a positive total return in diverse market environments over time. Accordingly, the Series invests across the fixed income universe, and it is not constrained by any particular fixed income asset classes or benchmarks.
Bond Selection Process — When investing in corporate and pass-through securities, the Advisor attempts to identify sectors, as well as individual securities within those sectors, that offer yields and credit/prepayment spreads sufficient to compensate the Series for the risks specific to a given sector or security. Credit spreads are a measure of the difference between corporate bonds’ yields to maturity and those of U.S. Treasury securities with similar maturities; this difference compensates investors for the credit risk inherent in corporate bonds. Prepayment spreads quantify the additional yield paid by mortgage-backed bonds relative to U.S. Treasury securities to compensate investors for the risk that mortgage-backed securities’ prepayments will vary over time.
In analyzing the relative attractiveness of sectors and/or individual securities, the Advisor considers:
•	The relevant economic conditions and sector trends.
•	The interest rate sensitivities of the particular sectors and securities.
•	The yield differentials across sectors, credit qualities, pass-through security types, and maturities.
•	“Bottom-up” factors such as issuer-specific credit metrics for corporate bonds and coupon, prepayment, and convexity components (which reflect changing interest rate sensitivities) of pass-through securities.
Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but the average dollar-weighted portfolio duration of the Series will normally vary from negative 3 years to positive 8 years depending on the Advisor’s outlook for yields. For example, the Advisor may invest in positive duration fixed income securities when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in negative duration fixed income securities when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter positive or negative durations generally will be less affected by changes in yields than the prices of fixed income securities with longer positive or negative durations. For example, a positive 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%. Conversely, a negative 10 year duration means the fixed income security will increase in value by 10% if yields rise 1% and decrease in value by 10% if yields fall 1%.
Credit Quality — The Series may invest in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor) and may invest up to 50% of its assets in below investment grade securities, those rated below BBB- by S&P and those rated below Baa3 by Moody’s (or determined to be of equivalent quality by the Advisor). The Series may invest in securities with any rating, including those that have defaulted, are not rated, or have had their rating withdrawn.
The Series may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in bonds, the value of your investment will fluctuate in response to changes in interest rates, credit spreads, and prepayment spreads, even though such changes will not affect the interest income derived from portfolio securities. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign bond markets decline.
•	The issuer of a corporate bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for junk bonds and other lower quality bonds.
•	Interest rates rise, credit spreads widen, and/or prepayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.

Unconstrained Bond Series
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
High-yield securities risk — The Series is subject to additional risks due its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Bank loan risk — Investments in bank loans expose the Series to the credit risk of both the financial institution and the underlying borrower. The Series may also have difficulty valuing or disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.
Preferred stock risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign fixed income securities may, at times, move in a different direction than the prices of fixed income securities issued in the United States. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. The Advisor's attempt to manage the currency risk described above may not accurately predict movements in currency exchange rates, which could cause the Series to sustain losses.
Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:
•	Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
•	Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.
•	It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.
•	There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Derivatives risk — The Series is subject to the following risks due to its ability to invest in options, futures, forwards and swaps:
•	Derivatives can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a derivative contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its derivatives contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
•	The Series’ use of forwards and swaps is also subject to the risk that the counterparty to the contract will default or otherwise become unable to honor its obligation to the Series.
Mortgage- and asset-backed securities risks — The Series' investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:
•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Unconstrained Bond Series
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Class S shares and Class I shares of the Series for different periods compare to those of a broad-based securities index. The Series’ Class I shares commenced operations on August 1, 2013, and all performance below for the periods prior to that date reflect the performance and average annual total returns of the Series’ Class S shares. Because the Class I shares of the Series invest in the same portfolio of securities, returns for the Class I shares will be substantially similar to those of the
Class S shares. Performance will be different only to the extent that the Class I shares have lower expenses. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 09/30/09): 7.48%
Lowest (quarter ended 09/30/08): (3.42)%

Unconstrained Bond Series
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years	Since Inception
Class S Shares
Return Before Taxes	4.08%	3.38%	5.13%	4.86%
Return After Taxes on Distributions	3.21%	1.90%	3.49%	3.29%
Return After Taxes on Distributions and Sale of Series Shares	2.31%	2.06%	3.44%	3.25%
Class I Shares
Return Before Taxes	4.27%	3.52%	5.20%	4.92%
Index: (reflects no deduction for fees, expenses, or taxes)
Citigroup 3-Month T-Bill Index	0.27%	0.09%	0.73%	1.21%
Performance numbers for the Series are calculated from April 21, 2005, the inception date of the Series' Class S shares. Performance numbers for the Index are calculated from May 1, 2005. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2008.
R. Keith Harwood
Director of Credit Research, has managed the Series since 2005.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S shares of the Series is $2,000. This minimum is waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment of the Class I shares of the Series is $1,000,000. This minimum is waived for certain qualified retirement plans that are not discretionary investment clients of the Advisor or its affiliates as well as for discretionary investment accounts managed by the Advisor or its affiliates with Strategic Income investment objectives. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Unconstrained Bond Series
EXCPX Summ 05/01/2017